Exhibit 99.1

Floor & Decor Announces Leadership Transition Plan
ATLANTA--(BUSINESS WIRE)--October 30, 2025--Floor & Decor Holdings, Inc. (the “Company” or “Floor & Decor”) (NYSE: FND), a leading specialty retailer of hard surface flooring, today announced that its Board of Directors has appointed Bradley Paulsen, currently serving as President, as Chief Executive Officer and to join the Board of Directors, effective at the start of the Company’s 2026 fiscal year on December 26, 2025.
At that time, Thomas Taylor, the Company’s current Chief Executive Officer, will transition to the role of Executive Chair of the Board. In this capacity, he will remain actively involved in shaping Floor & Decor’s long-term vision for strategic growth and supporting the Company’s continued expansion toward 500 warehouse stores. Mr. Paulsen will assume the day-to-day leadership of the Company, ensuring operational and strategic leadership continuity. Also, as part of this transition, Norman Axelrod, the current Chair of the Board, will become Lead Independent Director.
Axelrod said, “Under Tom’s exceptional 13-year leadership, Floor & Decor has delivered extraordinary growth and remarkable financial performance, expanding from a 31-warehouse-store regional chain with approximately $337 million in annual sales to a national leader operating 262 stores across 38 states and generating over $4.4 billion in revenue.” He continued, “We couldn't be more pleased that Tom will remain actively involved as Executive Chair. His proven leadership and strategic vision, coupled with Brad’s deep understanding of home improvement, merchandising, retail, and commercial sales, and supply chain operations, position us well for future growth. On behalf of the Board, we look forward to working even more closely with Brad in his role as CEO.”
Taylor said, “As Executive Chair, I am energized to remain deeply involved in Floor & Decor’s strategic direction, focusing on long-term growth opportunities and working closely with Brad and our leadership team on new market opportunities and strategic initiatives that will shape our future growth. I’m incredibly proud of what we’ve accomplished over the past 13 years, but there is no finish line. This transition allows me to concentrate on the bigger picture while Brad leads our exceptional leadership team on a day-to-day basis. Floor & Decor’s best days are ahead of us, and I’m excited to continue playing an active role in that journey.”
Paulsen said, “Over the past eight months, I have had the privilege of working closely with Tom and our incredible team and gaining a deep understanding of Floor & Decor’s unique culture and business model. I’m excited and honored to step into this role and lead our next phase of growth—scaling toward 500 warehouse stores and accelerating our commercial flooring expansion. Our associates are the heart of this company, and together, we’ll continue delivering exceptional value and service to homeowners and pros across the country. I’m excited about what’s ahead and grateful to the Board and Tom for the opportunity to help shape our future.”
About Floor & Decor Holdings, Inc.
Floor & Decor is a multi-channel specialty retailer of hard surface flooring and related accessories and seller of commercial surfaces. As of September 25, 2025, the Company operated 262 warehouse-format stores and five design studios across 38 states. The Company offers a broad in-stock assortment of laminate and vinyl, tile, wood, and natural stone flooring and installation materials and decorative accessories, as well as adjacent categories, at everyday low prices. The Company was founded in 2000 and is headquartered in Atlanta, Georgia.
Forward-Looking Statements
This release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact contained in this release, including statements regarding the Company’s future operating results and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “budget,” “potential,” or “continue” or the negative of these terms or other similar expressions.
The forward-looking statements contained in this release are based on our current expectations, assumptions, estimates, and projections regarding the Company’s business, the economy, and other future conditions. These statements involve known and unknown risks, uncertainties, and other important factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements.
Although the Company believes that the expectations reflected in the forward-looking statements in this release are reasonable, the Company cannot guarantee future events, results, performance or achievements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this release, including, without limitation, (1)

an overall decline in the health of the economy, the hard surface flooring industry, consumer confidence and discretionary spending, and the housing market, including as a result of persistently high or rising inflation or interest rates, geopolitical events or uncertainty, or tariffs, (2) our failure to successfully manage the challenges that our planned new store growth poses or the impact of unexpected difficulties or higher costs during our expansion, (3) our inability to lease or acquire new store locations on acceptable terms, renew or replace our current store leases, or make payments under our leases, (4) our failure to maintain and enhance our brand image and awareness, (5) our failure to successfully anticipate and manage trends, consumer preferences, and demand, (6) our inability to successfully manage increased competition, (7) geopolitical risks, policies related to global trade and tariffs in the U.S. and other countries, and any antidumping and countervailing duties, any of which could impact our ability to import from foreign suppliers or raise our costs, (8) our inability to manage our inventory, including the impact of inventory obsolescence, shrink, and damage, (9) any disruption in our distribution capabilities, supply chain, and our related planning and control processes, including carrier capacity constraints, blocked trade lanes, port congestion, strike, or shut down, and other supply chain costs or product shortages, (10) any increases in wholesale prices of products, materials, and transportation costs beyond our control, including increases in costs due to inflation or tariffs, (11) the resignation, incapacitation, or death of any key personnel, including our executive officers, (12) our inability to attract, hire, train, and retain highly qualified managers and staff, (13) the impact of any labor activities, (14) our dependence on foreign imports for the products we sell, including risks associated with obtaining products from abroad, (15) any failure by any of our suppliers to supply us with quality products on attractive terms and prices or to adhere to the quality standards that we set for our products, (16) our inability to locate sufficient suitable natural products, (17) the effects of weather conditions, natural disasters, or other unexpected events, including public health crises, that may disrupt our operations, (18) restrictions imposed by our indebtedness on our current and future operations, including risks related to our variable rate debt, (19) any allegations, investigations, lawsuits, or violations of laws and regulations applicable to us, our products, or our suppliers, (20) our inability to adequately protect the privacy and security of information related to our customers, us, our associates, our suppliers, and other third parties, (21) any material disruption in our information systems, including our website, (22) our ability to manage our comparable store sales, (23) our inability to maintain sufficient levels of cash flow or liquidity to fund our expanding business and service our existing indebtedness, (24) new or changing laws or regulations, including tax laws and trade policies and regulations, (25) any failure to protect our intellectual property rights or disputes regarding our intellectual property or the intellectual property of third parties, (26) the impact of any future strategic transactions, and (27) our ability to manage risks related to corporate social responsibility. Additional information concerning these and other factors are described in “Forward-Looking Statements,” Item 1, “Business,” Item 1A, “Risk Factors,” and Item 1C, “Cybersecurity” of Part I and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 9A, “Controls and Procedures” of Part II of the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2024, filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2025 (the “Annual Report”) and elsewhere in the Annual Report, as well as those described in Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 25, 2025 (the “10-Q”) and elsewhere in the 10-Q, and those described in the Company’s other filings with the SEC.
Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The forward-looking statements contained in this release speak only as of the date hereof. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. If a change to the events and circumstances reflected in the Company’s forward-looking statements occurs, the Company’s business, financial condition, and operating results may vary materially from those expressed in the Company’s forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, or otherwise.
Investor Contacts:
Wayne Hood
Senior Vice President of Investor Relations
678-505-4415
wayne.hood@flooranddecor.com
or
Matt McConnell
Senior Manager of Investor Relations
770-257-1374
matthew.mcconnell@flooranddecor.com
2